                                                                  Exhibit 21.1
                                                                  ------------

                      Subsidiaries of AMM Holdings, Inc.

Jurisdiction in which Entity Formed                           Name
 -----------------------------------                          ----
Delaware                                             Anchor Holdings, Inc.
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Delaware                                             Moll Industries, Inc.
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Delaware                                             Moll Industries, LLC
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Delaware                                             Moll Plastics, LLC
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France                                               Moll France SARL
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France                                               Moll Cassey SARL
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France                                               Moll Villers SARL
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France                                               Moll Blanzy SARL
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France                                               Moll Bonneval SARL
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France                                               Moll Rouvaray SARL
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France                                               Moll Saintrit SARL
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France                                               Moll Chalon SARL
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France                                               SCI Bonnevalaise
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France                                               IAC SARL
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France                                               SCI Terreau Brenot
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Belgium                                              Moll SPRL
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France                                               Staphane SARL
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Canada                                               Percept Industrial Designs, Inc.
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United Kingdom                                       Moll Industries U.K., Limited
-----------------------------------------------------------------------------------------------
United Kingdom                                       Moll Industries, Limited
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Mexico                                               Cepillos De Matamaros S.A. de C.V.
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Barbados                                             Anchor Advanced Products Foreign Sales
                                                     Corporation
-----------------------------------------------------------------------------------------------
